SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                         HOUSTON AMERICAN ENERGY CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Proposed maximum aggregate value of transaction:

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(4)  Total fee paid:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Filing Party:

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(5)  Date Filed:

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
                         HOUSTON AMERICAN ENERGY CORP.
                           801 TRAVIS ST., SUITE 1425
                              HOUSTON, TEXAS 77002

                                                                  April 16, 2007

Dear Stockholder:

     We cordially invite you to attend our 2007 annual meeting of stockholders, which will be held at 10:00 a.m. on Monday, May 21, 2007 at the Houston Club, which is located at 811 Rusk Avenue, Houston, Texas 77002.

     At this year's annual meeting, the agenda will include the election of 2 Class A directors and 1 Class C director, the ratification of the selection of our independent registered public accounting firm for fiscal 2007 and the transaction of such other business as may properly come before the meeting or any adjournment thereof. Please refer to the enclosed proxy statement for detailed information on the proposal and other important information about Houston American Energy.

     We hope you will be able to attend the annual meeting, but we know that not every stockholder will be able to do so. Whether or not you plan to attend, please complete, sign and return your proxy, or vote by telephone or via the Internet according to the instructions on the proxy card, so that your shares will be voted at the annual meeting.

                                        Sincerely,


                                        JOHN TERWILLIGER
                                        Chairman of the Board

                         HOUSTON AMERICAN ENERGY CORP.
                           801 TRAVIS ST., SUITE 1425
                              HOUSTON, TEXAS 77002

                                ---------------

                  NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2007

                                ---------------

Dear Stockholder:

     The annual meeting of stockholders of Houston American Energy Corp. will be held at 10:00 a.m. on Monday, May 21, 2007, at the Houston Club located at 811 Rusk Avenue, Houston, Texas 77002. The purpose of the annual meeting is to:

          1. Elect two Class A directors to hold office for the next three years and one Class C director to hold office for the next year.

          2. Ratify the selection of Malone & Bailey, PC as our independent registered public accounting firm for the 2007 fiscal year.

          3. Transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 9, 2007 will be entitled to vote at the annual meeting and any and all adjourned sessions thereof. Our stock transfer books will remain open.

     To ensure that your vote is recorded promptly, please vote as soon as possible. If you are a stockholder of record, please complete, sign and mail the proxy card in the enclosed postage-paid envelope. If your shares are held in "street name", that is held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

                                        By Order of the Board of Directors,


                                        JOHN TERWILLIGER
                                        Chairman

Houston, Texas
April 16, 2007

                         HOUSTON AMERICAN ENERGY CORP.
                           801 TRAVIS ST., SUITE 1425
                              HOUSTON, TEXAS 77002

                                ---------------

                                PROXY STATEMENT

                                ---------------

     Our board of directors is soliciting your proxy for the annual meeting of stockholders to be held at the Houston Club located at 811 Rusk Avenue, Houston, Texas 77002, on Monday, May 21, 2007 at 10:00 a.m. and at any and all adjourned sessions of the annual meeting.

     We are mailing our annual report for the fiscal year ended December 31, 2006, to our stockholders with this notice and proxy statement (including the form of proxy) on or about April 18, 2007.

RECORD DATE AND QUORUM REQUIREMENTS

     Only stockholders of record at the close of business on April 9, 2007 will be entitled to vote at the annual meeting. The majority of the shares of common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy to have a quorum for the transaction of business at the annual meeting. Shares of common stock present in person or represented by proxy (including shares which abstain, withhold the vote or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists for a matter presented at the annual meeting. At the close of business on April 9, 2007, we had 27,920,172 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote.

VOTING YOUR SHARES AND VOTES REQUIRED

     Your vote is very important. If you do not vote your shares, you will not have an impact with respect to the issues to be voted on at this annual meeting. In addition, banks and brokers cannot vote on their clients' behalf on "non-routine" proposals.

     In order to be elected as directors, each of the nominees for director must receive a plurality of the votes cast at the annual meeting. Ratification of the selection of Malone & Bailey, PC as our independent registered public accounting firm for the 2007 fiscal year will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting.

     Shares that abstain from voting on a particular proposal, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular proposal, will not be counted as votes "in favor" of such proposal, and will also not be counted as votes cast or shares voting on that proposal. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a proposal that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a proposal. However, abstentions are considered to be present or represented in determining whether a quorum exists on a given matter.

SUBMITTING YOUR PROXY

     If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

     -    FOR the election of the director nominees.

     - FOR the ratification of the selection of Malone & Bailey, PC as our registered public accounting firm.

     To ensure that your vote is recorded promptly, please vote as soon as possible. To vote by proxy, please complete, sign and mail the proxy card in the enclosed postage-paid envelope.

     Stockholders that attend the annual meeting and wish to vote in person will be given a ballot at the meeting. If your shares are held in "street name" and you want to attend the annual meeting, you must bring an account statement or letter from the brokerage firm or bank holding your shares showing that you were the beneficial owner of the shares on the record date. If you want to vote shares that are held in "street name" or are otherwise not registered in your name, you will need to obtain a "legal proxy" from the holder of record and present it at the annual meeting.

REVOKING OR CHANGING YOUR PROXY

     You may revoke or change your proxy at any time before it is voted. For a stockholder "of record", meaning one whose shares are registered in his or her own name, to revoke or change a proxy, the stockholder may follow one of the procedures listed below.

     -    submit another properly signed proxy, which bears a later date;

     -    deliver a written revocation to our corporate secretary; or

     - attend the annual meeting or any adjourned session thereof and vote in person.

     If you are a beneficial owner of our common stock, and not the stockholder of record (for example your common stock is registered in "street name" with a brokerage firm), you must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke or change a proxy. You should contact the stockholder of record directly for more information on these procedures.

OTHER INFORMATION

     We will bear the expense of soliciting proxies. Our officers and certain other employees, without additional remuneration, may solicit proxies personally or by telephone, e-mail or other means.

     Our Annual Report on Form 10-KSB for the year ended December 31, 2006, which is not part of the proxy soliciting materials, is included with this Proxy Statement.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below shows the number of our shares of common stock beneficially owned as of March 15, 2007 by:

     - each person or group known by us to beneficially own more than 5% of our outstanding common stock;

     -    each director and nominee for director;

     - each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below; and

     - all of our current directors and executive officers of the company as a group.

     The number of shares beneficially owned by each 5% holder, director or executive officer is determined by the rules of the SEC, and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of March 15, 2007 through the exercise of any stock option or other right. For purposes of computing the percentage of outstanding shares of common stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after March 15, 2007 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of March 15, 2007, there were 27,920,172 shares of common stock issued and outstanding.

                                                         SHARES OF       PERCENTAGE OF
                                                       COMMON STOCK       COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIALLY OWNED    OUTSTANDING
--------------------------------------------------  -------------------  --------------
John Terwilliger (1)*                                      8,574,486              30.7%
O. Lee Tawes (2)*                                          3,387,324(3)           12.1%
Northeast Securities, Inc. (2)                             2,522,700(4)            9.0%
GLG Partners LP (5)                                        1,420,318(6)            5.1%
Edwin Broun III*                                           1,025,000(7)            3.7%
Jay Jacobs                                                    66,667(8)              +
Stephen Hartzell*                                             76,000(9)              +
John Boylan*                                                 22,000(10)              +
All current directors and executive officers as a
  group (6 persons)                                      13,151,477(11)           46.9%

-------
*    Director of our company
+ Less than 1% of the shares of total common stock outstanding as of May 15, 2007.
(1) Address is care of Houston American Energy Corp., 801 Travis St., Suite 1425, Houston, Texas 77002.
(2) Address is care of Northeast Securities, Inc., 100 Wall Street, New York, New York 10005.
(3) Includes 119,314 shares owned by Mr. Tawes' spouse and 20,000 stock options that may be exercised within 60 days of March 15, 2007. 3,117,010 of the shares held by Mr. Tawes are pledged as security.
(4) Based upon information regarding Houston American Energy Corp. holdings reported on a Schedule 13G filed with the SEC on January 26, 2007. Northeast Securities, Inc. reports that it has the shared power to dispose of or to direct the disposition of, and limited power to vote, all 2,522,700 shares reported as beneficially owned by it. Shares indicated as beneficially owned include shares held by, or for the benefit of, certain officers, directors and employees and unrelated clients of Northeast Securities, Inc.
(5)  Address is 1 Curzon Street, London W1J 5HB, United Kingdom.
(6) Based upon information regarding Houston American Energy Corp. holdings reported on a Schedule 13G filed with the SEC on January 16, 2007. Includes shares of common stock owned by certain funds to which GLG Partners LP serves as investment manager (the "GLG Funds"). The shares held by the GLG Funds may be deemed to be beneficially owned by GLG Partners LP, the investment manager of the GLG Funds, by GLG Partners Limited, the general partner of GLG Partners LP and by Noam Gottesman, Pierre Lagrange and Emmanuel Roman, each a managing director of GLG Partners LP. Each of GLG Partners LP, GLG Partners Limited, Noam Gottesman, Pierre Lagrange and Emmanuel Roman disclaims beneficial ownership of the shares indicated as owned by the GLG Funds.
(7) Includes 5,000 shares owned by Mr. Broun's spouse and 20,000 stock options that may be exercised within 60 days of March 15, 2007.
(8) Includes 66,667 stock options that may be exercised within 60 days of March 15, 2007.
(9) Includes 20,000 stock options that may be exercised within 60 days of March 15, 2007.
(10) Includes 20,000 stock options that may be exercised within 60 days of March 15, 2007.
(11) Includes 146,667 stock options that may be exercised within 60 days of March 15, 2007. 3,117,010 of the shares held by directors and executive officers are pledged as security.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     Our restated articles of organization and amended and restated by-laws, each as amended to date, provide for the classification of our board into three classes, as nearly equal in number as possible. The Class A, Class B and Class C directors are currently serving until the annual meeting of stockholders that will be held in 2007, 2008 and 2009, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

     Our board has fixed the number of directors at five. There are currently three Class A directors, one Class B director and one Class C director. In order to balance each class of directors, our board has revised the number of directors in each class to include two Class A directors, one Class B director and two Class C directors with O. Lee Tawes being redesignated from a Class A director to a Class C director.

     Unless otherwise instructed, the persons named as proxies will vote all proxies received FOR the election of the persons named as nominees below as Class A directors for a term of three years, until the annual meeting of stockholders to be held in 2010 and until their respective successors are elected and qualified, and, with respect to Mr. Tawes, as a Class C director for a term of one year, until the annual meeting of stockholders to be held in 2008 and until his successor is elected and qualified.

     The nominees listed below are currently serving as directors and have indicated that they are willing to continue to serve, if elected. The independent directors of the board nominated each of the candidates for election. If any of the nominees should become unavailable, the persons named as proxies will vote all proxies received for a substitute nominee designated by the board, unless instructions are given to the contrary. The board has no reason to believe that any of the nominees will become unavailable.

     In the section below, we provide the names and biographical information about the Class A and Class C nominees and each other member of the board.

     There are no family relationships among any of our directors, nominees for director and executive officers.

NOMINEES FOR ELECTION AS CLASS A DIRECTORS
CONTINUING IN OFFICE UNTIL 2010
Edwin Broun III                             Mr. Broun, is the owner/operator of Broun Energy, LLC, an oil
Age: 54                                     and gas exploration and production company. He co-founded, and
Director Since: 2005                        from 1994 to 2003 was Vice President and Managing Partner of,
                                            Sierra Mineral Development, L.C., an oil and gas exploration and production company where he was responsible for reserve and economic evaluation of acquisitions, drill site selection and workover design. From 1992 to 1994 he was a partner and
                                            consultant in Tierra Mineral Develoment, L.C., where he
                                            evaluated, negotiated and structured acquisitions, workovers and divestitures of oil and gas holdings. From 1975 to 1992, Mr.
                                            Broun served in various petroleum engineering capacities,
                                            beginning as a petroleum engineer with Atlantic Richfield
                                            Company from 1975 to 1979 and Tenneco Oil Company from
                                            1979 to 1982 and rising to serve in various management capacities as Acquisitions Manager from 1982 to 1986 and Vice President,
                                            Engineering from 1986 to 1987 at ITR Petroleum, Inc.; Vice
                                            President, Acquisitions from 1987 to 1988 and Vice President,
                                            Houston District from 1988 to 1990 at General Atlantic
                                            Resources, Inc.; and Vice President, Engineering and Acquisitions
                                            from 1990 to 1992 at West Hall Associates, Inc. Mr. Broun
                                            received his B.S. in Petroleum Engineering from the University of
                                            Texas and an M.S. in Engineering Management from the
                                            University of Alaska.


                                        4

Stephen Hartzell                            Mr. Hartzell, has over 28 years of experience as a petroleum
Age: 53                                     geologist. Since 2003, Mr. Hartzell has been an owner operator of
Director Since: 2005                        Southern Star Exploration, LLC, an independent oil and gas company. From 1986 to 2003, Mr. Hartzell served as an
                                            independent consulting geologist. From 1978 to 1986, Mr.
                                            Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro
                                            Petroleum Corporation, Moore McCormack Energy and American
                                            Hunter Exploration. Mr. Hartzell received his B.S. in Geology from Western Illinois University and an M.S. in Geology from
                                            Northern Illinois University.

NOMINEE FOR ELECTION AS CLASS C DIRECTOR
CONTINUING IN OFFICE UNTIL 2008

O. Lee Tawes III                            Mr. Tawes is Executive Vice President and Head of Investment
Age: 59                                     Banking, and a Director at Northeast Securities Inc.  From 2000-
Director Since: 2005                        2001 he was Managing Director of Research for C.E. Unterberg,
                                            Towbin, an investment and merchant banking firm specializing in high growth technology companies.  Mr. Tawes spent 20 years at
                                            Oppenheimer & Co. Inc. and CIBC World Markets, where he was
                                            Director of Equity Research from 1991 to 1999. He was also
                                            Chairman of the Stock Selection Committee at CIBC, a member of the firm's Executive Committee, and Commitment Committee.
                                            From 1972 to 1990, Mr. Tawes was an analyst covering the food and diversified industries at Goldman Sachs & Co. from 1972 to
                                            1979, and Oppenheimer from 1979 to 1990.  As food analyst, he was named to the Institutional Investor All America Research
                                            Team five times from 1979 through 1989.  Mr. Tawes has served as a Director of Baywood International, Inc. since 2001.  Mr.
                                            Tawes is a graduate of Princeton University and received his
                                            MBA from Darden School at the University of Virginia.

CLASS B DIRECTOR CONTINUING IN OFFICE
UNTIL 2009

John Boylan                                 Mr. Boylan has served as Chief Financial Officer and Director of
Age: 40                                     Business Development of Atasca Resources, an independent oil
Director Since: 2006                        and gas exploration and production company, since 2003.  Since
                                            1996 Mr. Boylan has also served as owner/operator of Boylan
                                            Energy Corporation, an independent oil and gas exploration company.  Mr. Boylan's energy industry experience also includes serving as President, CEO and Managing Partner of Birdwell
                                            Partners, an oil field services company, from 1999 to 2003 and service as Chief Financial Officer and Director of Business
                                            Development of Prolithic Energy Company, an independent oil and gas exploration company, from 1998 to 2002.  Prior to
                                            entering the energy business, Mr. Boylan was a consultant and senior auditor providing professional services in a range of accounting, financial and project management roles, including service as a senior auditor for KPMG Peat Marwick from 1988 to
                                            1990, service as a project management consultant for R.L.
                                            Townsend & Associates from 1990 to 1991 and service as senior associate project management consultant for Coopers & Lybrand
                                            Consulting from 1991 to 1995.  Mr. Boylan holds a Bachelors
                                            Degree in Accounting from the University of Texas and an MBA
                                            Degree in Finance, Economics and International Business from
                                            New York University.  Mr. Boylan is a Certified Public
                                            Accountant.


                                        5

CLASS C DIRECTOR CONTINUING IN OFFICE
UNTIL 2008

John Terwilliger                            Mr. Terwilliger has served as our Chairman, Chief Executive
Age: 59                                     Officer, President and a director since our inception in April 2001.
Director Since: 2001                        From 1988 to April 2002, Mr. Terwilliger served as the Chairman of the Board and President of Moose Oil & Gas Company, and its
                                            wholly-owned subsidiary, Moose Operating Co., Inc., both
                                            Houston, Texas based companies.  Prior to 1988, Mr. Terwilliger was the Chairman of the Board and President of Cambridge Oil
                                            Company, a Houston, Texas based oil exploration and production company.  Mr. Terwilliger served in the United States Army, receiving his honorable discharge in 1969.  On April 9, 2002,
                                            Moose Oil & Gas Company and its wholly-owned subsidiary,
                                            Moose Operating Co., Inc., filed a bankruptcy petition under
                                            Chapter 7 of the United States Bankruptcy Code in Cause No. 02-
                                            33891-H507: 02-22892, in the United States District Court for the
                                            Southern District of Texas, Houston Division.  At the time of the filing of the bankruptcy petition, Mr. Terwilliger was the
                                            Chairman of the Board and President of both Moose Oil & Gas
                                            Company and Moose Operating Co., Inc. Mr. Terwilliger resigned those positions on April 9, 2002.

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN THIS PROPOSAL I.

     In considering your vote with respect to the election directors pursuant to Proposal I, you should consider the discussions of "Executive Compensation" and "Corporate Governance" and the other discussions contained in this Proxy Statement.


                                   PROPOSAL II
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Our board, on the recommendation of the audit committee, has selected the firm of Malone & Bailey, PC as our registered public accounting firm for fiscal 2007. Malone & Bailey, PC was appointed to serve as our registered public accounting firm in April 2007. Thomas Leger & Co., LLP served as our registered public accounting firm during fiscal 2006. Although stockholder approval of the board's selection of Malone & Bailey, PC is not required by law, the board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the annual meeting, the board will reconsider its selection of Malone & Bailey, PC.

     Representatives of Malone & Bailey, PC are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     OUR BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF MALONE & BAILEY, PC AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

     In considering your vote with respect to the ratification of our selection of Malone & Bailey, PC as our registered public accounting firm pursuant to Proposal II, you should consider the discussion of "Relationship with Independent Registered Public Accounting Firm" and the other discussions contained in this Proxy Statement.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

     Objectives of Compensation Program

     Our compensation program is designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Additionally, the stock option component of our compensation program is designed to promote an ownership mentality among management, key employees and our Board of Directors. Finally, we seek to ensure that our compensation program is fundamentally fair for all stakeholders in the company, including stockholders, management and non-management employees.

     What Our Compensation Program is Designed to Reward

     In general, our compensation program is designed to reward overall company performance with recognition of individual contributions to that performance. Because we maintain a very small employee base with all of our present employees being officers of the company and one of those officers being the largest shareholder of the company, we have historically focused our compensation program on recognition of required and delivered expertise, experience and effort to effectively carry out our operations and plans - that is reflected in base salary - and growth in shareholder value derived from superior performance
- that is reflected in equity ownership in the form of direct stock ownership and grants of stock options.

     As the company grows and seeks to hire and retain additional employees, whether executives or non-executives, we intend to expand the scope of our compensation program to more specifically tailor elements of our program to motivate and reward more specific performance criteria designed to benefit overall company performance. In that regard, we expect to establish more narrow goal oriented programs geared to both short and long-term performance in order to create an environment of goals, rewards and expectations. We anticipate that goals that may be rewarded will include growth of revenues, growth of operating earnings and earnings per share, growth in oil and gas reserves and other key operating metrics. Because we believe that all employees contribute to our success, we intend to develop programs that will measure and reward both individual and team performance for substantially all future employees.

     Elements of our Compensation Plan and Why We Chose the Character and Amount of Each

     Elements of compensation for our executives presently include salary and periodic stock option grants as well as participation in broad based benefit plans available to all employees, including health, disability and life insurance.

     It is the compensation committee's intention to set base salaries of our executive officers sufficiently high so as to attract and retain a strong motivated leadership team but not so high as to create excessive wealth to the detriment of the company or other stakeholders. The compensation committee plans to review executive officer salaries annually at its regularly scheduled meeting held in conjunction with the annual shareholders meeting, typically held in May. At this meeting, our compensation committee will make adjustments to base salary, as it deems appropriate, for the upcoming year to reflect the evolving nature, scope and size of our enterprise. In reviewing and adjusting base salary, the compensation committee may review compensation data for comparable companies to establish ranges of compensation suitable to retain the company's executive officers but does not plan to benchmark salaries to place executive officers within a specific segment of compensation among its competitors.

     In conjunction with the hiring of the company's CFO, the board of directors fixed the base salary of the CFO in accordance with the practices described above but with the understanding and agreement that the compensation committee would retain a compensation consulting firm during 2007 to review the overall compensation, including the base salary, of the CFO and make adjustments as the committee and the CFO may agree based on the findings and recommendations of the consulting firm.

     At the annual meeting, the compensation committee will also review and approve and adopt, as appropriate, management incentive plans for the coming year and grant stock options selectively to executive officers and other eligible employees.

     It is the compensation committee's intent to use equity incentives as the principal means of rewarding superior company performance to create wealth accumulation opportunities and an equity ownership mentality for company executives. With respect to the company's CEO, the compensation committee has taken the position that his position as the largest shareholder of the company creates adequate wealth accumulation incentive and ownership mentality and, accordingly, no stock options have been granted, or are expected to be granted, to the CEO. With respect to the company's CFO, being the only other current officer of the company, and other employees and officers hired in the future, the board has granted, and the compensation committee expects to grant, stock options on initial hiring at levels and with vesting periods designed to motivate performance over multi-year periods through potential wealth accumulation. All employees of the company are eligible to participate in the company's stock option plan and it is anticipated that the compensation committee will make stock option grants to all, or substantially all, employees on hiring and periodically thereafter as the committee deems appropriate to create continual incentives through equity based wealth accumulation opportunities.

     Compensation Practices and Procedures

     The company's current compensation practices and procedures are intentionally simplistic at this time in recognition of the small number of employees and the company's historic preference for minimizing cash outlays. As a result, the company has not, as yet, adopted any cash bonus plans or any retirement plans, instead relying on equity compensation as a principal element of both compensation and motivation of its executive officers. In particular, wealth creation aspects of equity have served as both an avenue for rewarding overall company performance and as a means of creating wealth accumulation.

     With the growth of the company in recent years, the receipt of funding from the company's 2006 private placement and the formation of the compensation committee, it is anticipated that the compensation committee will, at its annual compensation review, adjust its compensation practices and procedures taking into consideration the history of all the elements of each executive officer's total compensation, including reviewing compensation make-up, totals and trends over recent fiscal years and comparisons of the compensation of the executive officers with that of the executive officers in an appropriate market comparison group. The committee is expected to take into consideration the recommendations of the chief executive officer with respect to the executive officers who report to him. Such executive officers are not expected to be present at the time of these deliberations. The compensation committee may accept or adjust such recommendations. With respect to the chief executive officer, the compensation committee may consult with the chief executive officer but the chief executive officer will not be present at the time of deliberations and the compensation committee will make the sole determination of compensation.

     We anticipate that future hiring demands will require the company to expand the scope of its compensation practices to include the implementation of specific cash based bonus plans designed to reward short-term performance. Such bonus plan is expected to entail the establishment by the compensation committee of target annual bonuses fixed as a percentage of base salary based on satisfaction of criteria determined by the committee. Target bonuses and performance criteria are expected to be tailored to measure individual performance of key employees as well as overall company performance. It is anticipated that the compensation committee will retain the discretionary authority to award bonuses beyond those otherwise earned under established bonus plans.

     We choose to pay each element of compensation, including compensation under any bonus plans we may adopt, in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation will be determined by or under the direction of our compensation committee, which intends to use the following factors to determine the amount of salary and other benefits to pay each executive:

     - performance against corporate and individual objectives for the previous year;

     -    difficulty of achieving desired results in the coming year;

     - value of their unique skills and capabilities to support long-term performance of the company;

     -    performance of their general management responsibilities; and

     -    contribution as a member of the executive management team.

     These elements fit into our overall compensation objectives by helping to secure the future potential of our operations, facilitating our development of oil and gas reserves, providing proper compliance and regulatory guidance, and helping to create a cohesive team.

     Our policy for allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our company and our stockholders. Likewise, we provide cash compensation in the form of base salary to meet competitive salary norms. We provide non-cash stock based compensation in the form of stock option grants to reward superior performance and the creation of long-term value. We may adopt a cash bonus plan to specifically reward performance based on specific short-term goals.

     While, historically, we have not specifically sought to establish specific ranges of allocations as among cash and non-cash and fixed and variable compensation, we anticipate that the compensation committee will consider the relative allocations in the future. In establishing such targeted allocations, and in establishing levels and terms of option grants, it is anticipated that the compensation committee will take into account existing stock holdings, historic stock option grants and accumulated gains on stock option grants. Where holdings, past grants and accumulated gains are deemed to create sufficient levels of equity incentive and wealth growth potential, the compensation committee will consider reducing or foregoing future stock option grants to subject executives. Moreover, in establishing the amounts, types and allocation among types of compensation of executive officers, the compensation committee will take into account the various stakeholders of the company, including shareholders and non-executive employees, with a view to creating an environment of mutual interests among all stakeholders.

     With respect to the timing of stock option grants, the compensation committee is expected to make such grants only on the initial hiring of employees and in conjunction with the compensation committee's annual review of compensation. The compensation committee has adopted as a policy a specific prohibition of timing stock option grants, and has made no stock option grants, to coordinate with the release of material non-public information in any manner designed to affect the value of executive compensation.

     In addition to the anticipated establishment of a bonus plan, the compensation committee is expected to consider, from time to time, the adoption of certain benefits designed to attract and retain executive officers and other employees with such benefits expected to be broadly available to all employees. In particular, the compensation committee may consider the establishment of a 401K plan, that may include a company matching element, that will be available to all company employees.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the corporation's chief executive officer and four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. Our compensation committee will periodically review the potential consequences of
Section 162(m) and may structure future performance-based executive compensation to comply with certain exemptions in Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer's performance.

     Compensation Consultant

     We have not, to date, utilized the services of a compensation consultant to advise with respect to the compensation of our executive officers. As noted above, in conjunction with the hiring of our CFO, we agreed to retain, during 2007, a compensation consultant to review and make recommendations with respect to the compensation of our CFO. Our compensation committee will be tasked with retaining a qualified compensation consultant to carry out a competitive assessment of our CFO's compensation and make recommendations. Our compensation committee is expected to seek data from the compensation consultant regarding base salary, bonus and equity incentive compensation of similar size companies in our industry as well as recommendations with respect to our CFO's total compensation package. Our CFO will not participate in that process. Our compensation committee is expected to take the findings and recommendations of the compensation consultant into consideration in determining whether modifications to our CFO's compensation package are appropriate.

REPORT OF COMPENSATION COMMITTEE

     The compensation committee is responsible for discharging the responsibilities of the board with respect to the compensation of our executive officers. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the compensation committee may retain the services of a compensation consultant and consider recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the compensation committee and recommended to the full board for ratification.

     The compensation committee is responsible for administering all of our equity-based plans. The committee may, however, authorize the chair of the compensation committee to grant individual stock awards upon the hiring of new employees between scheduled meetings of the compensation committee. The compensation committee also periodically reviews compensation and equity-based plans and makes its recommendations to the board with respect to these areas.

     The compensation committee has reviewed and discussed the Compensation Discussion and Analysis (the "CD&A") for the year ended December 31, 2006 with management. In reliance on the reviews and discussions referred to above, the compensation committee recommended to the board, and the board has approved, that the CD&A be included in the proxy statement for the year ended December 31, 2006 for filing with the SEC.

     By the Compensation Committee of the Board of Directors:

                                       John Boylan, Compensation Committee Chair
                                 Stephen Hartzell, Compensation Committee Member
                                  Edwin Broun III, Compensation Committee Member

SUMMARY COMPENSATION TABLE

     The following table includes information concerning compensation for the year ended December 31, 2006 for our CEO and our CFO, being our only executive officers and employees during the year:

                                                                                           CHANGE IN
                                                                                            PENSION
                                                                           NON-EQUITY      VALUE AND
                                                                            INCENTIVE    NONQUALIFIED
                                                       STOCK    OPTION        PLAN         DEFERRED       ALL OTHER
                                    SALARY    BONUS   AWARDS    AWARDS    COMPENSATION   COMPENSATION    COMPENSATION     TOTAL
NAME AND PRINCIPAL POSITION  YEAR     ($)      ($)      ($)     ($)(1)         ($)       EARNINGS ($)        ($)           ($)
---------------------------  ----  ---------  ------  -------  ---------  -------------  -------------  --------------  ---------
John F. Terwilliger, CEO     2006  $ 267,500       -        -  $      -               -              -  $            -  $ 267,500
Jay Jacobs, CFO              2006     57,291       -        -   219,555               -              -               -    276,846

--------
(1) Refer to Note 5, "Stock Based Compensation," in the Notes to Financial Statements included in the Annual Report on Form 10-KSB filed on March 30, 2007 for the relevant assumptions used to determine the valuation of our option awards.

     Base Salary

     It is the compensation committee's intention to set base salaries of our executive officers sufficiently high so as to attract and retain a strong motivated leadership team but not so high as to create excessive wealth to the detriment of the company or other stakeholders. During 2006, we increased the base salary of John Terwilliger, our CEO, from $180,000 annually to $300,000 annually following the successful completion of a private placement. During 2006, we hired Jay Jacobs as our CFO and fixed his initial salary at $125,000 annually. In setting base salaries for fiscal 2006, we reviewed salary compensation of officers with comparable qualifications, experience and responsibilities at comparable companies. We also considered the past and expected future contributions of our executive officers in achieving our goals including Mr. Terwilliger's contributions towards establishing the company's existing oil and gas holdings while serving with no compensation for a number of years. In connection with our hiring of Jay Jacobs, we agreed to retain a compensation consultant to review Mr. Jacobs' salary during 2007 and to make appropriate adjustments to his salary taking into account the recommendations of the consultant. It is not our policy to benchmark the pay our chief executive officer to his peers but rather to set his compensation on a basis relative to the scope and nature of responsibilities involved, the financial resources available and the compensation of other members of our senior management team, taking into account ranges of pay to similarly situated executives at similar companies. We believe that this gives us the opportunity to attract and retain talented managerial employees both at the senior executive level and below.

     Bonus

     We do not presently maintain any formal bonus plan for our executive officers and employees and no bonuses were given during 2006. Discretion to pay bonuses lies with our compensation committee. It is our general philosophy that management be rewarded as a team for performance based on achievement of goals while also recognizing special contributions of individuals. Historically, in light of our limited resources prior to our 2006 private placement, we have not paid bonuses instead viewing equity ownership, including stock option awards, as being a principal means of rewarding performance. The compensation committee may, at its discretion, elect to adopt a formal bonus plan to reward shorter-term performance based on the satisfaction of specific financial and other goals to be established by the compensation committee from time to time.

     Stock Option and Equity Incentive Programs

     We intend that our stock option program is the primary vehicle for offering long-term incentives and rewarding our executive officers and key employees. We also regard our stock option program as a key retention tool. This is a very important factor in our determination of the terms of options granted, including the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of our common stock, we believe that granting stock options is the best method of motivating the executive officers to manage our company in a manner that is consistent with the interests of our company and our stockholders.

     Option Awards Granted. We grant options to our executive officers and key employees at the time of hiring and, thereafter, at the time of the compensation committee's annual review of compensation based upon prior performance, the importance of retaining their services and the potential for their performance to help us attain our long-term goals. However, there is no set formula for the granting of options to individual executives or employees. Since the adoption of our stock option plan in 2005, we have granted options to executive officers in only one instance, being the hiring of Jay Jacobs as our Chief Financial Officer, with the option grant representing, as of the date of grant, 0.7% of the outstanding shares of our common stock on a fully-diluted basis. During fiscal year 2006 our only employees were our executive officers. During 2006, 1 employee, Mr. Jacobs, and 1 non-employee director received stock option grants to purchase an aggregate of 0.8% of the outstanding shares of our common stock.

     Timing of Grants. Stock option awards to our executive officers and other key employees have, historically, been limited to the commencement of employment. In the future, we expect that stock option awards to our executive officers and key employees will typically be granted annually in conjunction with the review of the individual performance of our executive officers. This review is expected to take place at the regularly scheduled annual meeting of the compensation committee, which is expected to held in May of each year. Stock option awards are granted to our non-employee directors on their initial appointment or election and, thereafter, on the date of our annual meeting of stockholders. Grants to newly hired employees are effective on the employee's first day of employment, and to facilitate this practice, the compensation committee may authorize the chair of the compensation committee to grant individual stock awards to non-executive employees between scheduled meetings of the compensation committee. The compensation committee has adopted as a policy a specific prohibition of timing stock option grants, and has made no stock option grants, to coordinate with the release of material non-public information in any manner designed to affect the value of executive compensation. The exercise price of all stock options is set at the prior day's closing price of our common stock on the American Stock Exchange.

     Stock Ownership Guidelines. We do not presently maintain any guidelines or requirements with respect to minimum number, or value, of our shares to be owned by our executive officers or directors. In determining whether to grant stock option awards, and the number of shares covered by stock option awards, we will, however, consider the number of shares held by an executive officer to determine whether additional grants will serve to motivate performance.

     Perquisites

     Our executives are entitled to few benefits and, in each case, those benefits are available to all of our employees. In this regard it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees. The principal benefit we maintain for our executives is our health insurance plan that is the same for all employees.

GRANTS OF PLAN-BASED AWARDS

     The following table sets forth certain information with respect to stock options granted during or for the fiscal year ended December 31, 2006 to each of our named executive officers:

                                                                                                 ALL
                                           ESTIMATED                      ESTIMATED             OTHER        ALL
                                         FUTURE PAYOUTS                 FUTURE PAYOUTS          STOCK       OTHER
                                        UNDER NON-EQUITY                 UNDER EQUITY           AWARDS:     OPTIONS      EXERCISE
                                     INCENTIVE PLAN AWARDS          INCENTIVE PLAN AWARDS      NUMBER OF    AWARDS:     OR BASE
                                 -----------------------------  -----------------------------   SHARES     NUMBER OF     PRICE
                                                                                                  OF      SECURITIES       OF
                                                                                                 STOCK    UNDERLYING     OPTION
                        GRANT    THRESHOLD   TARGET   MAXIMUM   THRESHOLD   TARGET   MAXIMUM   OR UNITS     OPTIONS      AWARDS
         NAME            DATE       ($)        ($)      ($)        ($)        ($)      ($)        (#)         (#)      ($/SH)(1)
---------------------  --------  ----------  -------  --------  ----------  -------  --------  ---------  -----------  ----------
John Terwilliger, CEO         -           -        -         -           -        -         -          -            -  $       -
Jay Jacobs, CFO        07/05/06           -        -         -           -        -         -          -      200,000       2.98

                        CLOSING      GRANT
                       PRICE OF       DATE
                         STOCK     FAIR VALUE
                          ON       OF OPTION
                         GRANT       AWARDS
NAME                     DATE        (S)(2)
---------------------  ---------  ------------
John Terwilliger, CEO  $       -  $         -
Jay Jacobs, CFO             2.98      494,000

-------
(1) The exercise price of the stock option awards is equal to the prior day's closing price of the common stock as reported by the OTC Bulletin Board.

(2) Refer to Note 5, "Stock Based Compensation," in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-KSB filed on March 30, 2007 for the relevant assumptions used to determine the valuation of our option awards.

     The board granted stock options under the company's 2005 Stock Option Plan to Jay Jacobs on July 5, 2006, the start date of Mr. Jacob's employment by the company as Chief Financial Officer. In keeping with our standard policy and practice, the exercise price of the stock options that were awarded was $2.98 per share, the prior day's closing price of our common stock as reported on the OTC Bulletin Board. The terms of the options provide for vesting in three equal installments commencing ninety days from the grant date and on each of the first and second anniversaries of the date of grant. The options have a life of 10 years.

OUTSTANDING EQUITY AWARD AT FISCAL YEAR-END

     The following table includes certain information with respect to the number of all unexercised options previously awarded to the named executive officers at December 31, 2006.

                                OPTION AWARDS                                                 STOCK AWARDS
                -----------------------------------------------------  ---------------------------------------------------------
                                                                                                                        EQUITY
                                                                                                                      INCENTIVE
                                                                                                            EQUITY       PLAN
                                                                                                          INCENTIVE    AWARDS:
                                                EQUITY                                          MARKET       PLAN       MARKET
                                               INCENTIVE                                         VALUE     AWARDS:    OR PAYOUT
                   NUMBER         NUMBER         PLAN                                NUMBER       OF      NUMBER OF    VALUE OF
                     OF             OF          AWARDS:                                OF       SHARES     UNEARNED    UNEARNED
                 SECURITIES     SECURITIES     NUMBER OF                           SHARES OR      OR       SHARES,     SHARES,
                   UNDER-         UNDER-      SECURITIES                            UNITS OF   UNITS OF    UNITS OR    UNITS OR
                   LYING          LYING         UNDER-                               STOCK       STOCK      OTHER       OTHER
                  UNEXER-         UNEXE-         LYING                                THAT       THAT       RIGHTS      RIGHTS
                   CISED          CISED         UNEXER-      OPTION                   HAVE       HAVE        THAT        THAT
                  OPTIONS        OPTIONS         CISED      EXERCISE     OPTION       NOT         NOT        HAVE      HAVE NOT
                EXERCISABLE   UNEXERCISABLE    UNEARNED      PRICE     EXPIRATION    VESTED     VESTED       NOT        VESTED
     NAME          (#)(1)         (#)(1)      OPTIONS (#)     ($)         DATE        (#)         ($)     VESTED (#)     ($)
--------------  ------------  --------------  -----------  ----------  ----------  ----------  ---------  ----------  ----------
 John
  Terwilliger,
  CEO                     -               -             -  $        -           -           -          -           -           -
  Jay Jacobs,
  CFO                66,667         133,333             -        2.98  07/05/2016           -          -           -           -

---------
(1) Options become exercisable in three equal installments beginning ninety days after the date of grant and on each of the first and second anniversaries of the date of grant

OPTION EXERCISES AND STOCK VESTED

     During the year ended December 31, 2006, no named executive officer exercised any options or had any stock awards vest and, accordingly, no amounts were realized by named executive officers from such exercises or vesting.

POST-EMPLOYMENT COMPENSATION

     Pension Benefits

     We do not provide pension arrangements or post-retirement health coverage for our executives or employees.

     Nonqualified Deferred Compensation

     We do not provide any nonqualified defined contribution or other deferred compensation plans.

     Other Post-Employment Payments

     All of our employees, including our executive officers, are employees-at-will and as such do not have employment contracts with us and we have no agreements, written or oral, to provide any payments to our executives or employees upon termination or a change-in-control.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about securities authorized for issuance under our equity compensation plans as of December 31, 2006:

                                         (a)                  (b)                       (c)
                                ---------------------  ------------------  -----------------------------
                                NUMBER OF SECURITIES    WEIGHTED-AVERAGE       NUMBER OF SECURITIES
                                  TO BE ISSUED UPON      EXERCISE PRICE       REMAINING AVAILABLE FOR
                                     EXERCISE OF         OF OUTSTANDING    FUTURE ISSUANCE UNDER EQUITY
                                OUTSTANDING OPTIONS,        OPTIONS             COMPENSATION PLANS
                                    WARRANTS, AND        WARRANTS, AND         (EXCLUDING SECURITIES
         PLAN CATEGORY                 RIGHTS                RIGHTS          REFLECTED IN COLUMN (A))
------------------------------  ---------------------  ------------------  -----------------------------
Equity compensation plans
  approved by stockholders (1)                309,000  $             2.89                        191,000
Equity compensation plans not
  approved by Stockholders                          -                   -                              -
TOTAL                                         309,000  $             2.89                        191,000

----------
(1) Consists of shares reserved under the Houston American Energy 2005 Stock Option Plan pursuant to which 500,000 shares were reserved.

                              DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

     The following table provides compensation information for the year ended December 31, 2006 for each member of our Board of Directors:

                                                                                   CHANGE IN
                                                                                 PENSION VALUE
                                                                                      AND
                                                                                  NONQUALIFIED
                   FEES EARNED                                    NON-EQUITY        DEFERRED
                    OR PAID IN                                  INCENTIVE PLAN    COMPENSATION     ALL OTHER
                       CASH      STOCK AWARDS   OPTION AWARDS    COMPENSATION       EARNINGS     COMPENSATION    TOTAL
NAME (1)               ($)            ($)       ($) (2)(3)(4)         ($)             ($)             ($)         ($)
-----------------  ------------  -------------  --------------  ---------------  --------------  -------------  --------
John Boylan               4,250              -         70,200                 -               -              -  $ 74,450
Edwin Broun III           3,000              -              -                 -               -              -     3,000
Stephen Hartzell          4,000              -              -                 -               -              -     4,000
O. Lee Tawes III          3,000              -              -                 -               -              -     3,000

-------
(1) Mr. John Terwilliger, a director and officer of our company, has been omitted from this table since he receives no compensation for serving on our board.
(2) Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share-based Payments." Refer to
     Note 5, "Stock Based Compensation," in the Notes to Financial Statements included in the Annual Report on Form 10-KSB filed on March 30, 2007 for the relevant assumptions used to determine the valuation of our option awards.
(3) The grant date fair value of each stock option awarded to our non-employee directors, computed in accordance with SFAS 123R, is: $70,200 for Mr. Boylan.
(4) The following are the aggregate number of option awards outstanding that have been granted to each of our non-employee directors as of December 31, 2006, the last day of the 2006 fiscal year: Mr. Boylan: 20,000; Mr. Broun:
     20,000; Mr. Hartzell: 20,000; and Mr. Tawes: 20,000.

OVERVIEW OF COMPENSATION AND PROCEDURES

     We review the level of compensation of our non-employee directors on an annual basis. To determine how appropriate the current level of compensation for our non-employee directors is, we have historically obtained data from a number of different sources including:

     - publicly available data describing director compensation in peer companies;

     -    input from legal, accounting and other advisors; and

     -    information obtained directly from other companies.

     We compensate non-employee members of the board through a mixture of cash and equity-based compensation. Beginning May 17, 2006, each non-employee director receives an annual retainer of $6,000, payable in quarterly installments of $1,500, for his services as a director. Each committee member receives an annual retainer of $2,000 per committee served on, payable in quarterly installments of $500 per committee. In addition, the chairman of the audit committee receives an annual retainer of $2,500 payable in quarterly installments of $625 and the chairmen of all other committees receive annual retainers of $1,500 payable in quarterly installments of $375. We also reimburse expenses incurred by non-employee directors to attend board and committee meetings. Prior to May 17, 2006, non-employee directors received $1,000 for each board meeting attended, $500 for each telephonic meeting and reimbursement of expenses.

     On the date of the initial appointment or election of each non-employee director, the non-employee director receives a stock option grant to purchase 20,000 shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. On the date of each annual meeting of stockholders following initial appointment or election, each non-employee director that stands for reelection and is reelected receives an annual stock option grant to purchase 10,000 shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Prior to May 17, 2006, each non-employee director received, on the date of his initial appointment or election and following each annual meeting of stockholders, a grant of a stock option to purchase 20,000 shares of our common stock at a price equal to the fair market value of our common stock on the date of grant.

     On May 17, 2006, the date of his initial appointment as a director, John Boylan received a stock option award to purchase 20,000 shares of common stock at an exercise price of $4.10 per share, the prior day's closing price of our common stock on the OTC Bulletin Board.

     Directors who are also our employees do not receive cash or equity compensation for service on the board in addition to compensation payable for their service as employees of Houston American Energy.

OWNERSHIP GUIDELINES

     We do not presently maintain any guidelines regarding the minimum value of our stock that a non-employee director must own.

                              CORPORATE GOVERNANCE

THE BOARD AND BOARD MEETINGS

     The board consists of five directors. During the fiscal year ended December 31, 2006, the board held a total of 2 meetings. Each director attended at least 75% of the total number of meetings of the board and at least 75% of the meetings of all committees on which he served. Our corporate governance guidelines, which were adopted in March 2007, provide that directors are expected to attend the annual meeting of stockholders. The 2007 annual meeting will be our first annual meeting of stockholders.

BOARD INDEPENDENCE

     The board has determined that each of the directors, with the exception of Messrs. Terwilliger and Tawes, qualify as "independent" as defined by applicable AMEX and SEC rules. In making this determination, the board has concluded that none of these members has a relationship that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Stephen Hartzell has served as lead director since March 2007 and presides over meetings of the independent directors.

BOARD COMMITTEES

     The board currently has, and appoints members to, two standing committees: the audit committee and the compensation committee. Each member of these committees is independent as defined by applicable AMEX and SEC rules. Each of the committees has a written charter approved by the board. The current members of the committees are identified below:


DIRECTOR                AUDIT            COMPENSATION
----------------  ------------------  ------------------
John Boylan               X  (Chair)          X  (Chair)
Edwin Broun III           X                   X
Stephen Hartzell          X                   X

AUDIT COMMITTEE

     The audit committee is composed of three independent directors, Messrs. Boylan, Broun and Hartzell, each of whom meets the independence and financial literacy requirements as defined by applicable AMEX and SEC rules. The audit committee assists the board in its general oversight of our financial reporting, internal controls, legal compliance, ethics programs and audit functions, and is directly responsible for the appointment, evaluation, retention and compensation of the registered public accounting firm. The board has determined that Mr. Boylan qualifies as an "audit committee financial expert" in accordance with the applicable rules and regulations of the SEC.

     The audit committee acts under the terms of a written charter initially adopted in May 2006. A copy of the audit committee charter is attached to this Proxy Statement as Appendix A. The audit committee met 2 times during the fiscal year ended December 31, 2006. For more information regarding the audit committee, please refer to the "Report of Audit Committee" beginning on page 17.

COMPENSATION COMMITTEE

     The compensation committee, which is appointed by the board, is composed of three non-employee independent directors as defined by applicable AMEX rules. The committee is responsible for establishing and administering the policies that govern both annual compensation and equity ownership. It reviews and approves salaries, bonus and incentive compensation, perquisites, equity compensation, and all other forms of compensation for our executive officers, including the chief executive officer. The compensation committee is also responsible for reviewing and administering our incentive compensation plans, equity incentive programs and other benefit plans. It periodically reviews and makes recommendations to the board with respect to director compensation.

     The compensation committee acts under the terms of a written charter adopted in May 2006. A copy of the compensation committee charter is attached to this Proxy Statement as Appendix B. The compensation committee held no meetings during the fiscal year ended December 31, 2006. For more information regarding the compensation committee, please refer to the "Report of Compensation Committee" beginning on page 9.

NOMINATION OF DIRECTORS

     The Board of Directors does not maintain a standing Nominating Committee. Instead, the Board has adopted, by Board resolution, a process of nominating directors wherein nominees must be selected, or recommended for the board's selection, by a majority of the independent directors with independence determined in accordance with American Stock Exchange standards. Because of the relatively small size of the Board and the current demands on the independent directors, the Board determined that the nomination process would best be carried out, while maintaining the independence of the nominating process, by drawing upon the resources of all Board members with the requirement that nominates be selected by a majority of the independent directors.

     In the event of a vacancy on the board, the process followed by the independent directors in nominating and evaluating director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board.

     In considering whether to recommend any particular candidate for inclusion in the board's slate of recommended director nominees, the independent directors apply criteria adopted by the board. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interests of all stockholders. No specific weights are assigned to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board to fulfill its responsibilities.

     The Board may utilize the services of a search firm to help identify candidates for director who meet the qualifications outlined above.

     Stockholders may recommend individuals to the independent directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Independent Directors, c/o Corporate Secretary, Houston American Energy Corp., 801 Travis St., Suite 1425, Houston, Texas 77002. Assuming that appropriate biographical and background material has been provided on a timely basis, the stockholder-recommended candidates will be evaluated by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board or others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting.

     Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the board, by following the procedures set forth under "Deadline for Submission of Stockholder Proposals for the 2008 Annual Meeting" on page 19. Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy card for the next annual meeting.

COMMUNICATING WITH THE INDEPENDENT DIRECTORS

     Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our lead director, Mr. Hartzell, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

     Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the lead director, with the assistance of our counsel, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

     Stockholders who wish to send communications on any topic to the board should address such communications to Houston American Energy Corp., Board of Directors, c/o Corporate Secretary, Houston American Energy Corporation, 801 Travis St., Suite 1425, Houston, Texas 77002.

CODE OF CONDUCT AND ETHICS

     We have adopted a written code of conduct and ethics that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. A current copy of the code can be found as an exhibit to our Current Report on Form 8-K, dated July 5, 2006 as filed with the SEC on July 6, 2006, located at www.sec.gov. In addition, we
                                               -----------
intend to post on our website or file under cover of Form 8-K all disclosures that are required by law or American Stock Exchange listing standards concerning any amendments to, or waivers from, any provision of the code.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All members of the compensation committee are independent directors, and none of them are present or past employees or officers of ours or any of our subsidiaries. No member of the compensation committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our board or compensation committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2006, we were not a party to any transactions involving amounts exceeding $120,000 in which any officer, director, principal shareholder or immediate family member of any of those persons had or will have a direct or indirect material interest other than a loan from John Terwilliger, our President, in the amount of $900,000 and with interest accruing at 7.2% per annum, that was repaid during 2006 along with interest in the amount of $20,440.

     In accordance with our audit committee charter, our audit committee is responsible for reviewing and approving the terms and conditions of all related party transactions. Although we have not entered into any financial transactions with any immediate family member of a director or executive officer of our company, if we were to do so, any such material financial transaction would need to be approved by our audit committee prior to our company entering into such transaction. A report is made to our audit committee annually disclosing all related parties that are employed by us and related parties that are employed by other companies that we had a material relationship with during that year, if any.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, or "Section 16(a)", requires that directors, executive officers and persons who own more than ten percent of any registered class of a company's equity securities, or "reporting persons," file with the SEC initial reports of beneficial ownership and report changes in beneficial ownership of common stock and other equity securities. Reporting persons holding our stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

     Based solely on our review of copies of these reports, and written representations from such reporting persons, we believe that all filings required to be made by reporting persons of our stock were timely filed for the year ended December 31, 2006 in accordance with Section 16(a).

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On April 16, 2007, we dismissed Thomas Leger & Co., LLP ("TL&C") as our independent registered public accounting firm.

     For the years ended December 31, 2005 and 2006, TL&C's reports contained no adverse opinions or any disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended December 31, 2005 and 2006, and through April 16, 2007, there were no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) with TL&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to TL&C's satisfaction, would have caused TL&C to make reference thereto in their reports on our financial statements for such years.

     During the years ended December 31, 2005 and 2006, and through April 16, 2007, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) except that TL&C advised us of material weaknesses in our internal control over financial reporting as of December 31, 2005 and December 31, 2006, respectively.

     On April 16, 2007, we appointed Malone & Bailey, PC as our independent registered public accounting firm. During the years ended December 31, 2005 and 2006, and through April 16, 2007, we did not consult with Malone & Bailey, PC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

REPORT OF AUDIT COMMITTEE

     The audit committee is responsible for assessing the information provided by management and our registered public accounting firm in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls, and reports to the audit committee on any deficiencies found. Our registered public accounting firm during 2005 and 2006, Thomas Leger & Co., LLP, was responsible for auditing the financial statements and for reviewing the unaudited interim financial statements.

     The audit committee reviewed with our registered public accounting firm the overall scope and plan of the audit. In addition, it met with our registered public accounting firm, with and without management present, to discuss the results of Thomas Leger & Co., LLP's examination, the evaluation of our system of internal controls, the overall quality of our financial reporting and such other matters as are required to be discussed under generally accepted auditing standards. The audit committee has also received from, and discussed with, our registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees).

     The audit committee discussed with Thomas Leger & Co., LLP that firm's independence from management and our company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The audit committee has also considered the compatibility of audit related and tax services with the auditors' independence.

     In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2006 with both management and our registered public accounting firm. The audit committee's review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the SEC.

     By the Audit Committee of the Board of Directors:

                                              John Boylan, Audit Committee Chair
                                         Edwin Broun III, Audit Committee Member
                                        Stephen Hartzell, Audit Committee Member

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

     The following table summarizes the fees of Thomas Leger & Co., LLP, our registered public accounting firm, billed to us for each of the last two fiscal years:

         FEE CATEGORY           FY 2006   FY 2005
-----------------------------  --------  --------
Audit Fees (1)                 $ 84,031  $ 31,475
Audit-Related Fees                    -         -
Tax Fees                              -         -
All Other Fees (2)                9,485         -
    Total Fees (3)             $ 93,516  $ 31,475

-------
(1) Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-QSB, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2) Other fees consisted of $2,485 relating to filing of a registration statement and $7,000 relating to restatement of financial statements and amendment of quarterly reports for the second and third quarters of 2005.
(3) All fees set forth in the table that were incurred on or after May 17, 2006 were approved by our audit committee. Prior to May 17, 2006, we did not maintain an audit committee.

PRE-APPROVAL POLICIES AND PROCEDURES

     The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

     From time to time, the audit committee may pre-approve specific types of services that are expected to be provided by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular services to be provided and is also generally subject to a maximum dollar amount.

     The committee's practice is to consider for approval, at its regularly scheduled quarterly meetings, all audit and non-audit services proposed to be provided by our registered public accounting firm. In situations where a matter cannot wait until the next regularly scheduled committee meeting, the chairman of the committee has been delegated authority to consider and, if appropriate, approve audit and non-audit services or, if in the chairman's judgment it is considered appropriate, to call a special meeting of the committee for that purpose.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding". This means that only one copy of our annual report and proxy statement will be sent to stockholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

     If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please submit your request in writing to: Houston American Energy Corp., 801 Travis St., Suite 1425, Houston, Texas 77002, Attention: Secretary or by calling Houston American Energy at (712) 222-6966. Any stockholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2008 ANNUAL MEETING

     Any stockholders who wish to submit a proposal, pursuant to Rule 14a-8 under the Exchange Act, for inclusion in the proxy materials for our 2008 annual meeting of stockholders must ensure that it is received by our corporate secretary at our corporate headquarters, which are located at 801 Travis St., Suite 1425, Houston, Texas 77002, no later than December 16, 2007.

     Our amended and restated by-laws also establish an advance notice procedure for stockholders who wish to nominate candidates for election as directors or otherwise propose business for consideration at a stockholders meeting. We must receive a notice regarding stockholder nominations for director or other business at our corporate headquarters not less than 70 days nor more than 90 days prior to the first anniversary of the prior year's stockholder meeting, provided, however, that in the event we do not publicly announce the date of the applicable annual meeting by mail, press release or otherwise more than 70 days prior to the meeting, we must receive the notice no later than the tenth day following the day on which such announcement of the date of the meeting is made. Any such notice must contain certain specified information concerning the persons to be nominated or proposed business and the stockholder submitting the nomination or business, all as set forth in the amended and restated by-laws. The presiding officer of the meeting may refuse to acknowledge any director nomination or business not made in compliance with such advance notice requirements. We have not publicly announced the date of the 2007 annual meeting prior to the mailing of this notice and proxy statement. Accordingly, an appropriate notice from a stockholder regarding nominations for director or other business to be acted on at the 2007 annual meeting must be received within ten days of this mailing.

     Any stockholders wishing to submit proposals intended to be presented at our 2008 annual meeting of stockholders that are not submitted pursuant to Exchange Act Rule 14a-8 must ensure that they are received by us not later than March 11, 2008 and not earlier than February 19, 2008. The persons designated in the proxy card will be granted discretionary authority with respect to any stockholder proposal not timely submitted to us.

                                        By Order of the Board of Directors,


                                        JOHN TERWILLIGER
                                        Chairman

April 16, 2007


THE BOARD ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                          Houston American Energy Corp.

                             Audit Committee Charter
                             (Adopted May 17, 2006)

I. PURPOSE

The audit committee is established by and among the board of directors for the primary purpose of assisting the board in:

-    Overseeing the integrity of the company's financial statements

-    Overseeing the company's compliance with legal and regulatory requirements

-    Overseeing the independent auditor's qualifications and independence

- Overseeing the performance of the company's independent auditor and internal audit function

- Overseeing the company's systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by the company.

Consistent with this function, the audit committee should encourage continuous improvement of, and should foster adherence to, the company's policies, procedures, and practices at all levels. The audit committee should also provide for open communication among the independent auditor, financial and senior management, the internal auditing function, and the board of directors.

The audit committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The company will provide appropriate funding, as determined by the audit committee, for compensation to the independent auditor, to any advisors that the audit committee chooses to engage, and for payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

The audit committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this charter. The audit committee will report regularly to the board of directors regarding the execution of its duties and responsibilities.

II. COMPOSITION AND MEETINGS

The audit committee will comprise three or more directors as determined by the board. Each audit committee member will be a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. All committee members must be independent, including being free of disallowed compensation agreements, under all other applicable rules and regulations.

All members of the committee must comply with all financial literacy requirements of the securities exchange(s) on which the company is listed. The board will determine whether at least one member of the committee qualifies as an "audit committee financial expert" in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs, including those conducted by the company or outside consultants.

The members of the committee will be elected by the board at the annual organizational meeting of the board to serve until their successors are elected. Unless a chairperson is elected by the full board, the members of the committee may designate a chairperson by majority vote.

No committee member shall simultaneously serve on the audit committees of more than two other public companies.

The committee will meet four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting will conclude with an executive session of the committee absent members of management. As part of its responsibility to foster open communication, the committee will meet periodically with management, the director of the internal auditing function (if any), and the independent auditor in separate executive sessions. In addition, the committee will meet with the independent auditor and management to discuss the annual audited financial statements and quarterly financial statements, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the audit committee will:

DOCUMENTS/REPORTS/ACCOUNTING INFORMATION REVIEW

1. Review this charter periodically, at least annually, and recommend to the board of directors any necessary amendments.

2. Review and discuss with management and the independent auditor the company's annual financial statements, quarterly financial statements (prior to the company's 10-Q filings or release of earnings), and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor (or summaries thereof).

3. Recommend to the board whether the financial statements should be included in the annual report on Form 10-K

4. Discuss earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

5. Discuss financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

6. Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing department (if any), as well as management's response.

INDEPENDENT AUDITOR

7. Appoint (and recommend that the board submit for shareholder ratification, if applicable), compensate, retain, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the audit committee and the audit committee will oversee the resolution of disagreements between management and the independent auditor if they arise. Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence. Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.

8. Review with the independent auditor any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditor regarding the following:

     -    All critical accounting policies and practices

     - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor

     - Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

9. At least annually, obtain and review a report by the independent auditor describing:

     -    The firm's internal quality-control procedures

     - Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues

     - All relationships between the independent auditor and the company addressing the matters set forth in Independence Standards Board Standard No. 1. This report should be used to evaluate the independent auditor's qualifications, performance, and independence. Further, the committee will review the experience and qualifications of the lead partner and other senior members of the independent audit team each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The committee will also consider whether there should be rotation of the firm itself.

10. Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full board take, appropriate actions to oversee the independence of the outside auditor.

11. Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the audit committee whose decisions will be presented to the full audit committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

12. Set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor.

FINANCIAL REPORTING PROCESSES, ACCOUNTING POLICIES, AND INTERNAL CONTROL
STRUCTURE

13. In consultation with the independent auditor and the internal auditor (if any), review the integrity of the organization's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting).

14. Receive and review any disclosure from the company's CEO or CFO made in connection with the certification of the company's quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company's ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal controls.

15. Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles; major issues as to the adequacy of the company's internal controls; and any special audit steps adopted in light of material control deficiencies.

16. Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

17. Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the company.

18. Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

19. Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

20. Establish procedures for the confidential, anonymous submission by company employees regarding questionable accounting or auditing matters.

INTERNAL AUDIT

21. Review and advise on the selection and removal of the internal audit director (if any).

22. Review activities, organizational structure, and qualifications of the internal audit function (if any).

23. Annually, review and recommend changes (if any) to the internal audit charter (if any).

24. Periodically review with the internal audit director (if any) any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function's work.

ETHICAL COMPLIANCE, LEGAL COMPLIANCE, AND RISK MANAGEMENT

25. Establish, review, and update periodically a code of business conduct and ethics and determine whether management has established a system to enforce this code. Determine whether the code is in compliance with all applicable rules and regulations.

26. Review management's monitoring of the company's compliance with its code of business conduct and ethics, and determine whether management has the proper review system in place such that the company's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

27. Review, with the company's counsel, legal compliance matters, including corporate securities trading policies.

28. Review, with the company's counsel, any legal matter that could have a significant impact on the company's financial statements.

29. Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the company's major financial risk exposures and the steps management has undertaken to control them.

OTHER RESPONSIBILITIES

30. Review with the independent auditor, the internal auditing department (if any), and management the extent to which changes or improvements in financial or accounting practices have been implemented.

31. Prepare the report that the SEC requires be included in the company's annual proxy statement.

32. Conduct an annual performance assessment relative to the audit committee's purpose, duties, and responsibilities outlined herein.

33. Perform any other activities consistent with this charter, the company's bylaws, and governing law, as the board deems necessary or appropriate.

                                                                      APPENDIX B

                          HOUSTON AMERICAN ENERGY CORP.
                         Compensation Committee Charter
                             (Adopted May 17, 2006)

PURPOSE

The role of the committee is to establish and oversee the compensation policies and practices of Houston American Energy Corp. on behalf of the Board of Directors. The committee will discharge the duties of the Board of Directors, to the extent delegated to the committee, and approve or make recommendations to the Board of Directors, with respect to compensation of the Company's executives. The committee will produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and any exchange on which the Company's stock is then listed. The committee does not have any authority with regard to the compensation arrangements for members of the Board of Directors who are not employees, which arrangements must be authorized by the Board of Directors but may provide input regarding compensation arrangements for non-employee members of the Board of Directors.

MEMBERSHIP

The Compensation Committee shall consist of at least three members. Members of the committee are appointed by the Board of Directors from time to time and may be removed by the Board of Directors at any time. Each member of the committee shall be an "independent director" as determined by the Board of Directors in accordance with the applicable rules of the SEC and any exchange on which the Company's securities. All committee members shall also be "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" as defined by Section 162(m) of the Internal Revenue Code. Committee members shall be chosen based on their competence and ability to add substance to the deliberations of the committee.

Compensation Committee members shall devote sufficient attention to their duties to enable them to fully understand the environment in which the Company's compensation program operates as well as to understand and apply principles of competitive compensation practice. The Chairperson shall be responsible for making regular reports to the Board of Directors.

MEETINGS

The committee will meet at least annually, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, consultants or others to attend meetings and provide pertinent information, as necessary; provided, however, that the CEO may not be present at any meeting where voting or deliberations take place with respect to the CEO's compensation. It will meet separately, periodically, with management. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The Committee shall have the following duties and responsibilities:

     - Annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of these goals and objectives after giving due consideration to the input of the Board, and provide a report thereon to the Board.

     - Annually review and recommend to the Board all compensation arrangements, including base salary, incentive compensation and long-term compensation, for the CEO. The independent members of the Board have the sole responsibility for approving such compensation arrangements. In recommending long-term incentive compensation of the CEO, the Committee will consider the Company's performance, relative stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years.

     - Annually review and approve all compensation arrangements, including base salary, incentive compensation and long-term incentive compensation, for all officers of the company (other than the CEO) who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934. The committee shall approve the date of any equity-based or equity-related awards to Section 16 Officers.

     - Annually review and determine the senior management compensation structure, approve any material proposed changes in the senior management incentive compensation programs, and approve any senior management compensation arrangements other than salary and short and long term incentive awards.

     - Administer the Company's long term incentive plans, including the 2005 Stock Option Plan, and select employees to whom awards will be granted, determine the types of awards, and the number of shares covered, set the date, terms, conditions and provisions of such awards and cancel or suspend awards.

     - The committee may choose to make adjustments to the short term or long term incentive plans targets or awards to eliminate the effect of certain unplanned events, accounting adjustments, or extraordinary items. Adjustments, if any, are intended to ensure that award payments reflect the operating results of the Company and are not inflated or deflated artificially.

     - Review all proposed new employee benefit plans, trusts and insurance agreements maintained by the Company for its employees (the "Plans"), the termination of, actions to be taken under or changes in the Plans (authority over which has not been delegated by the Board of Directors to Company officers or committees of such officers) and approve presentation of such proposals to the Board of Directors.

     - The CEO shall annually review with the committee the senior management succession arrangements in order to ensure there is a sufficient pool of qualified internal candidates to fill senior management positions.

     - Make recommendations to the Board of Directors with respect to matters relating to incentive compensation and equity- based plans that are appropriate for action by the Board of Directors under applicable SEC and exchange rules.

     - Monitor the disclosure regarding compensation matters in the Company's proxy statement.

     -    Regularly report to the Board on the committee's activities.

DELEGATION

The committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the committee, or to senior officers of the Company. Any delegation may be made only to the extent permitted by SEC rules, exchange rules and applicable law. The committee may not, however, delegate any of its duties and responsibilities with regard to (i) compensation arrangements, including salary and short term and long term incentive awards, with respect to the Chief Executive Officer and any Section 16 Officer, or (ii) the Company's annual proxy statement.

COMPENSATION CONSULTANTS

The committee may obtain advice and assistance, as needed, from internal or external legal, accounting, search firms, compensation specialists or other advisors, including the retention, termination and negotiation of terms and conditions of the assignment.

ANNUAL PERFORMANCE EVALUATION

The committee shall conduct an annual review of the committee's performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

                          HOUSTON AMERICAN ENERGY CORP.
                           801 Travis St., Suite 1425
                              Houston, Texas 77002

                    Proxy for Annual Meeting of Shareholders
                           to be held on May 21, 2007

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints John F. Terwilliger and James J. Jacobs, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Houston American Energy Corp., a Delaware corporation (the "Company"), on May 21, 2007, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

(1)  Election of directors:

     [ ]  FOR ALL NOMINEES LISTED BELOW             [ ]  WITHHOLD AUTHORITY TO VOTE FOR
          (except as marked to the contrary below)       ALL NOMINEES LISTED BELOW

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

     Edwin Broun III  (Class A Director Nominee)  O. Lee Tawes III (Class C Director Nominee)
     Stephen Hartzell (Class A Director Nominee)

(2) Proposal to ratify the appointment of Malone & Bailey, PC as the Company's independent registered public accounting firm

     [ ]  FOR              [ ]  AGAINST             [ ]  ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

     [ ]  GRANT AUTHORITY                           [ ]  WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR DIRECTOR LISTED IN THIS PROXY, FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.


                              Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                              DATED:                           , 2007
                                    --------------------------

                              Signature:
                                        --------------------------------------

                              Signature if held jointly:
                                                        ----------------------


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE